Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6779 - PremierSolutions Standard (Series A-II)

Supplement dated October 2, 2026 to Prospectus dated May 1, 2026

Effective immediately, the current expense for BNY Mellon Smallcap Stock Index Fund – Investor Shares is updated to 0.50%.

Accordingly, information for BNY Mellon Smallcap Stock Index Fund – Investor Shares found in the table of funds in the "Appendix A - General Account Options and Underlying Funds" section of the above-referenced product Prospectus is updated as follows (all other information in the table of funds remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Small Blend	BNY Mellon Smallcap Stock Index Fund - Investor Shares*	0.50%	5.49%	6.80%	9.28%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: N/A
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2026-PROSUPP-40